EXHIBIT 32.1

                        CERTIFICATION OF PERIODIC REPORT


I, Harry Hargens, President, of InstaPay Systems, Inc (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

      (1) the Quarterly Report on Form 10-QSB of the Company for the three months ended September 30, 2004 (the " Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m or 78o (d); and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 15, 2004

                                              /s/ Harry Hargens
                                              ---------------------------
                                              Harry Hargens,
                                              Principal Executive Officer